EXHIBIT 99.1

WEWARDS, INC.
2018 EQUITY INCENTIVE PLAN

(Effective as of January 1, 2018)

WEWARDS, INC.

2018 EQUITY INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of the Wewards, Inc. 2018 Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of Wewards, Inc. (“Wewards”) by attracting and retaining the best available personnel for positions of substantial responsibility and providing such individuals with an incentive for outstanding performance.

ARTICLE II

DEFINITIONS AND CONSTRUCTION

Capitalized terms used in the Plan shall have the following meanings:

2.1

“Administrator” means the Board or a Committee appointed to administer the Plan pursuant to Article IV of the Plan.

2.2

“Affiliate” means an entity that directly or through one or more intermediaries, is controlled by, controls, or is under common control with Wewards within the meaning of Section 414(b) of the Code or Section 414(c) of the Code; provided that, in applying such provisions, the phrase “at least fifty percent (50%)” shall be used in place of “at least eighty percent (80%)” each place it appears therein.

2.3

“Applicable Laws” means the requirements relating to the administration of equity-based award under state corporate laws, federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country of jurisdiction where Awards are, or will be, granted under the Plan.

2.4

“Award” means a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

2.5

 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

2.6

“Board” means the Board of Directors of Wewards.

2.7

“Change in Control” means (i) the sale or other disposition of all, or a Substantial Portion, of Weward’s assets, (ii) a transaction whereby an Independent Third Party or a group of affiliated Independent Third Parties acquires direct or beneficial ownership of securities of Wewards possessing more than fifty percent (50%) of the total combined voting power of Wewards’s securities outstanding immediately after such transaction, or (iii) a merger or consolidation of Wewards with an entity other than an Affiliate, unless the direct or beneficial owners of the securities of Wewards possessing more than fifty percent (50%) of the total combined voting power of Wewards’s securities outstanding immediately before such merger or consolidation, continue immediately thereafter to own, directly or beneficially, securities of Wewards (or the successor or survivor corporation) possessing at least fifty percent (50%) of the total combined voting power of the securities of Wewards (or the successor or survivor corporation).  In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the Change in Control with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5), to the extent required by Section 409A of the Code.  The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the effective date of such Change in Control, and any incidental matters relating thereto.

2.8

“Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

2.9

“Committee” means the committee appointed by the Board from among its members to administer the Plan pursuant to Article IV of the Plan.

2.10

“Common Stock” means the common stock of Wewards.

2.11

“Consultant” means any person (other than an Employee or a Director) who is engaged by Wewards to render consulting or advisory services to Wewards.

2.12

“Director” means a member of the Board.

2.13

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.14

“Employee” means any person, including Officers and Inside Directors, employed by Wewards.  Neither service as a Director nor payment of a director’s fee by Wewards will be sufficient to constitute “employment” by Wewards.

2.15

“Equity Restructuring” means (a) a nonreciprocal transaction between Wewards and its shareholders, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of Wewards) or the share price of Common Stock (or other securities of Wewards) and causes a change in the per share value of the Common Stock underlying outstanding Awards, or (b) a merger or consolidation of Wewards with an Affiliate.

2.16

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants have the opportunity to transfer outstanding Awards to a financial institution or other person or entity selected by the Administrator, or (iii) the exercise price of an outstanding Award is increased or reduced.  The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion

2.18

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(a)

If the Common Stock is listed on an established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market) or national market system, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)

If the Common Stock is not listed on an established stock exchange or national market system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(c)

If neither Subsection 2.18(a) nor Subsection 2.18(b) is applicable, Fair Market Value shall be determined by the Administrator in accordance with any reasonable valuation method selected by the Administrator, including those described in Treas. Reg. § 20.2031-2.

2.19

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.20

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction, does not own, directly or beneficially, securities of Wewards possessing in excess of fifteen percent (15%) of the combined voting power of the securities of Wewards, who is not controlling, controlled by or under common control with any such Person and who is not the spouse, ancestor or descendant (by birth or adoption) of any such Person.

2.21

“Inside Director” means a Director who is an Employee.

2.22

“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.23

“Officer” means a person who is an officer of Wewards within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.24

“Option” means a right to purchase shares of Common Stock at a specified exercise price granted pursuant to the Plan.

2.25

“Outside Director” means a Director who is not an Employee.

2.26

“Participant” means the holder of an outstanding Award.

2.27

“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Article X.

2.28

“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Article X.

2.29

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.30

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

2.31

“Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Article VII of the Plan.

2.32

“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Article VIII.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of Wewards.

2.33

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.34

“Section 16(b)” means Section 16(b) of the Exchange Act.

2.35

“Service Provider” means an Employee, a Consultant or a Director.

2.36

“Share” means a share of Common Stock, as adjusted in accordance with Article XIII of the Plan.

2.37

“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9.1 is designated as a Stock Appreciation Right.

2.38

“Substantial Portion” means property which represents more than fifty percent (50%) of the assets of Wewards as would be shown in the financial statements of Wewards as of the beginning of the twelve-month period ending with the month in which such determination is made.

ARTICLE III

SHARES SUBJECT TO THE PLAN

3.1

Shares Subject to the Plan.  Subject to the provisions of Article XIII of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 10,000,000 Shares, all of which Shares may be issued upon the exercise of Incentive Stock Options.

3.2

Lapsed Awards.

(a)

If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, are repurchased by Wewards or are forfeited to Wewards, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).

(b)

With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan.

(c)

Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by Wewards or are forfeited to Wewards, such Shares will become available for future grant under the Plan.

(d)

Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(e)

Notwithstanding the foregoing provisions of this Article III and, subject to adjustment as provided in Article XIII, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3.1, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to this Section 3.2.

3.3

Share Reserve.  Wewards, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.1

Administration of the Plan.

The Plan will be administered by the Board or a Committee, as determined by the Board.  To the extent the Administrator determines it to be desirable to qualify Awards as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

4.2

Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(a)

to select the Service Providers to whom Awards may be granted;

(b)

to determine the number of Shares to be covered by each Award;

(c)

to approve forms of Award Agreements for use under the Plan;

(d)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award, including, but not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(e)

to determine the terms and conditions of any Exchange Program;

(f)

to construe and interpret the terms of the Plan and Awards;

(g)

to prescribe, amend and rescind rules and regulations relating to the Plan;

(h)

to modify or amend each Award (subject to Article XV of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Article VI of the Plan regarding Incentive Stock Options);

(i)

to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Article XIV of the Plan;

(j)

to authorize any person to execute on behalf of Wewards any instrument required to effect the grant of an Award previously granted by the Administrator; and

(k)

to make all other determinations deemed necessary or advisable for administering the Plan.

4.3

Indemnification.  In addition to such other rights to indemnification they may have, Directors shall be defended and indemnified by Wewards to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by Wewards) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to Wewards, in writing, the opportunity at Wewards’s expense to defend the same.

ARTICLE V

GRANTING OF AWARDS

5.1

Eligible Award Recipients.  Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.   No Person shall have the right to be granted an Award under the Plan.

5.2

Award Agreement.  Each Award shall be evidenced by an Award Agreement.

5.3

At-Will Employment.  Nothing in the Plan or in any Award Agreement shall confer on any Participant any right to continue in the employ of Wewards, or interfere with or restrict in any way the rights of Wewards, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Participant and Wewards.

ARTICLE VI

STOCK OPTIONS

6.1

Grant.  Options may be granted at any time and from time to time, as determined by the Administrator, in its sole discretion.

6.2

Limitations.  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of Wewards and Affiliates) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6.2, Incentive Stock

Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

6.3

Term.  The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement.  Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of Wewards, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

6.4

Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(a)

In the case of an Incentive Stock Option

(i)

granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of Wewards, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(ii)

granted to any Employee other than an Employee described in paragraph (a) of this Section 6.4, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b)

In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

6.5

Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of: (i) cash; (ii) check; (iii) promissory note, to the extent permitted by Applicable Laws, (iv) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to Wewards, as the Administrator determines in its sole discretion; (v) consideration received by Wewards under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by Wewards in connection with the Plan; (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (vii) any combination of the foregoing methods of payment.

6.6

Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will vest and be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.  An Option will be deemed exercised when Wewards receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant.  Until the Shares are issued (as evidenced by the appropriate entry on the books of Wewards or of a duly authorized transfer agent of Wewards), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  Wewards will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Article XIII of the Plan.  Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.8

Termination of Relationship as a Service Provider.   If a Participant ceases to be an active Service Provider, other than as a result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date the Participant ceases to be an active Service Provider (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the date the Participant ceases to be an active Service Provider.  Unless otherwise provided by the Administrator, if on the date the Participant ceases to be an active Service Provider the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after the date the Participant ceases to be an active Service Provider the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.9

Disability of Participant.   If a Participant ceases to be an active Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.10

Death of a Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided the right to designate a beneficiary is set forth in the Award Agreement and such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, the vested portion of such Option may be exercised by the personal representative of the Participant’s estate.  In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for twelve (12) months following Participant’s death.  Unless otherwise provided by the Administrator, if at the time of his or her death a Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

ARTICLE VII

RESTRICTED STOCK

7.1

Grant.  Restricted Stock may be granted at any time and from time to time, as determined by the Administrator, in its sole discretion.

7.2

Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  Unless the Administrator determines otherwise, Wewards will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

7.3

Transferability.  Except as provided in this Article VII or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.4

Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it deems advisable or appropriate.

7.5

Removal of Restrictions.  Except as otherwise provided in this Article VII, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

7.6

Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

7.7

Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8

Return of Restricted Stock to Wewards.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to Wewards and again will become available for grant under the Plan.

ARTICLE VIII

RESTRICTED STOCK UNITS

8.1

Grant.  Restricted Stock Units may be granted at any time and from time to time, as determined by the Administrator, in its sole discretion.

8.2

Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Administrator may set vesting criteria based upon the achievement of Wewards-wide, business unit, or individual goals (including, but not limited to, continued provision of active services to Wewards), or any other basis determined by the Administrator in its discretion.

8.3

Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

8.4

Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement.  The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

8.5

Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be cancelled and forfeited to Wewards.

ARTICLE IX

STOCK APPRECIATION RIGHTS

9.1

Grant.  Stock Appreciation Rights may be granted at any time and from time to time, as determined by the Administrator, in its sole discretion.

9.2

Number of Shares.  The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

9.3

Exercise Price and Other Terms.  The per share exercise price for the Shares to be issued pursuant to the exercise of a Stock Appreciation Right will be determined by the

Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

9.4

Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

9.5

Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

9.6

Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from Wewards equal to:

(a)

the amount by which the Fair Market Value of a Share on the date of exercise exceeds the exercise price; multiplied by

(b)

the number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

ARTICLE X

PERFORMANCE UNITS AND PERFORMANCE SHARES

10.1

Grant.  Performance Units and Performance Shares may be granted at any time and from time to time, as determined by the Administrator, in its sole discretion.

10.2

Value of Performance Units/Shares.  Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant.  Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

10.3

Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers.  The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.”  Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  The Administrator may set performance objectives based upon the achievement of Wewards-wide, divisional, or individual goals, applicable U.S. federal or state securities laws, or any other basis determined by the Administrator in its discretion.

10.4

Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.  After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

10.5

Form and Timing of Payment of Performance Units/Shares.  Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period.  The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

10.6

Cancellation of Performance Units/Shares.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to Wewards, and again will be available for grant under the Plan.

ARTICLE XI

LEAVES OF ABSENCE

Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an active Employee in the case of any leave of absence approved by Wewards.  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by Wewards is not so guaranteed, on the date that is six (6) months following the first day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

ARTICLE XII

TRANSFERABILITY OF AWARDS

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

ARTICLE XIII

CHANGE IN CONTROL, ADJUSTMENTS AND CORPORATE TRANSACTIONS

13.1

Effect of Change in Control in the Absence of Administrator Action.  In the event of a Change in Control, each outstanding Award as to which the Administrator does not exercise its discretionary authority under Sections 13.2 or 13.3 of the Plan, shall terminate and become unexercisable upon such Change in Control.

13.2

Discretionary Administrator Actions to Facilitate Transactions or Respond to Changes in Law.  In the event of (i) any Change in Control, stock dividend, stock split, combination or exchange of shares, distribution (other than normal cash dividends) of Wewards assets to shareholders, or other transaction that affects the shares of Wewards’s stock or the share price of Wewards’s stock, other than an Equity Restructuring, or (ii) any material and unusual or nonrecurring transaction or change in applicable laws, regulations or accounting principles affecting Wewards, any Affiliate, or the financial statements of Wewards or any Affiliate, other than an Equity Restructuring, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to facilitate such transaction, prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Award under the Plan, or to give effect to any change in applicable laws, regulations or principles, and any such action taken by the Administrator may be taken with respect to one or more outstanding Awards or with respect to one or more categories of Awards (such as all unvested Options) in any combination, and may take effect prior to or concurrently with and conditioned upon the occurrence of such transaction, and such action may take effect automatically or upon the request of any Participant:

(a)

To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction without giving effect to Section 13.1 (for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, or that such Award was unvested and therefore could not have been exercised as of such date, then such Award may be terminated by Wewards without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested;

(b)

To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or substituted for by equivalent options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(c)

To provide that such Award shall be exercisable or payable or vested or unvested with respect to all shares covered thereby, on the same terms as if the transaction did not occur, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(d)

To provide that such Award shall become fully vested and exercisable immediately prior to the consummation of such transaction, in which case, the Administrator shall provide written notice to each Participant (or permitted transferee, if the applicable Award was transferred pursuant to Article XII of the Plan) at least fifteen (15) days prior to the anticipated effective date of the transaction stating that: (i) the transaction is anticipated; (ii) contingent on the consummation of the transaction, each outstanding Award shall become fully vested and exercisable immediately prior to the consummation of such transaction; (iii) each outstanding Award must be exercised by tendering any required exercise price to the Administrator no later than the close of business on the day prior to the anticipated effective date of the transaction; and (iv) failure to exercise an Award by tendering any required exercise price to the Administrator on or before the close of business on the day prior to the anticipated effective date of the transaction will result in the termination of the Award.  If the anticipated transaction does not occur, the acceleration of vesting and exercisability described in this Section 13.2 shall not occur, any exercise price tendered to the Administrator shall be returned, and any notice of exercise delivered to the Administrator pursuant to this Section 13.2 shall be deemed rescinded.

13.3

Equitable Adjustments. In the event of any transaction described in Section 13.2 or an Equity Restructuring (including a substitution of stock of an Affiliate for stock of Wewards), the Administrator may make equitable adjustments to reflect such transaction with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations described in Article III of the Plan on the maximum number and kind of shares which may be issued under the Plan); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

13.4

Authority to Engage in Corporate Transaction.  The existence of the Plan, the Award Agreement, and the Awards granted hereunder shall not affect or restrict in any way the right or power of Wewards or the shareholders of Wewards to make or authorize any adjustment, recapitalization, reorganization or other change in Wewards’s capital structure or its business, any merger or consolidation of Wewards, any issue of stock or of options, warrants or rights to purchase stock or of bonds, Wewards, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13.5

Compliance with Section 409A.  No action shall be taken under this Section 9.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

13.6

Exercise Prior to Corporate Transaction.  In the event of any pending stock dividend, stock split, Change in Control, combination or exchange of shares, distribution (other than normal cash dividends) of Wewards assets to shareholders, or any other change that affects the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, Wewards in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

ARTICLE XIV

TAXATION

14.1

Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), Wewards will have the power and the right to deduct or withhold, or require a Participant to remit to Wewards, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA or other employment tax obligation) required to be withheld and any employer tax liability shifted to a Participant with respect to such Award (or exercise thereof).

14.2

Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash or using proceeds of the sale of Shares underlying the Award authorized by the Participant, (b) electing to have Wewards withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (c) delivering to Wewards already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14.3

Compliance with Code Section 409A.  Awards will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code, except as otherwise determined in the sole discretion of the Administrator.  The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A of the Code and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A of the Code, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code.

ARTICLE XV

AMENDMENT AND TERMINATION OF PLAN

15.1

Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

15.2

Stockholder Approval.  Wewards will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

15.3

Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise by the Participant and the Administrator, which agreement must be in writing and signed by the Participant and Wewards.  Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

ARTICLE XVI

MISCELLANEOUS

16.1

Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

16.2

Term of Plan.  Subject to Section 16.5 of the Plan, the Plan will become effective on its adoption by the Board.  It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Article XV of the Plan.

16.3

Conditions upon Issuance of Shares.

(a)

Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares complies with Applicable Laws and will be further subject to the approval of counsel for Wewards with respect to such compliance.

(b)

Investment Representations.  As a condition to the exercise of an Award, Wewards may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for Wewards, such a representation is required.

16.4

Inability to Obtain Authority.  The inability of Wewards to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Wewards’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve Wewards of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

16.5

Stockholder Approval.  The Plan will be subject to approval by the stockholders of Wewards within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Wewards, Inc. on the 6th day of March, 2018 and that the foregoing Plan was approved by the shareholders of Wewards, Inc. on the 6th day of March, 2018.

* * * * *

Executed on this 7th day of March, 2018.

/s/ Lei Pei
Lei Pei
Wewards, Inc., Corporate Secretary